Exhibit 10. 10. 02

EXECUTION COPY

AMENDMENT #23 TO BANDWIDTH / CAPACITY AGREEMENT

LIMELIGHT NETWORKS, INC.

January 30, 2009

This is Amendment #23 to the Bandwidth/Capacity Agreement between Global Crossing Telecommunications, Inc., which assumed the rights and obligations of Global Crossing Bandwidth, Inc. as an operation of law, on behalf of itself and its affiliates that may provide a portion of the services hereunder (“Global Crossing”), and Limelight Networks, Inc., (“Limelight” or “Customer”), dated August 29, 2001, as amended (the “Agreement”).

1.	Except as otherwise stated, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

2.	Customer’s Wavelength Service, identified as Exhibit H under the Agreement and last modified in Amendment #15, is revised as follows:

(1)	Customer will order and Global Crossing will provide the New Wave Capacity Ring 2, New Wave Capacity Ring 3 and New Wave Capacity Ring 4 on a [*] (collectively, the “New Wave Capacity”) on the [*] as Customer’s [*] Wave, as set out below (the “Existing Wave Capacity”) (the New Wave Capacity and the Existing Wave Capacity collectively referred to as the “Prepaid Wave Capacity”).

[*] CITY PAIRS **	Existing Wave Capacity (Gbps)	Capacity after 2nd Ring Completed (Gbps)	Capacity after 3rd Ring Completed (Gbps)	Capacity after 4th Ring Completed (Gbps)

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

[*]	[*]	[*]	[*]	[*]

(All local loops included in above routes)

1/30/09 (klm)	Page 1 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

*	The parties understand that the New Wave Capacity will be transported over the [*] on the Global Crossing Network until a [*] is implemented and activated, which completion is estimated to take place on or around the [*]. Upon completion of the [*], the capacity will be moved to [*] with no material diminution in, or interruption of, services. Global Crossing will work with Limelight in good faith to create a migration plan, prior to the migration of such services.

**	See Attachment 1 for site addresses.

(2)	Charges; Payment. Subject to the terms herein, Limelight will pay to Global Crossing a non-recurring charge in the amount of [*] as payment for the Prepaid Wave Capacity (the “Prepaid Wave Capacity Price”). The Prepaid Wave Capacity Price does not include taxes, government surcharges and/or regulatory fees. Any such taxes, government surcharges and/or regulatory fees will be invoiced in addition to the pre-payment amounts and invoiced separately and paid pursuant to the terms and conditions set forth in the Agreement, but in no event later than [*] from the date of invoice as such date is set out in Section 3.7 of the Agreement.

The Pre-paid Wave Capacity Price shall be paid as follows: (a) Subject to the terms and obligations herein, Limelight will remit a non-refundable payment in the amount of [*] USD to Global Crossing, via Wire Transfer as specified below, wired by Limelight and received by Global Crossing no later than [*] (the “Initial Prepayment”). Limelight’s failure to remit the Initial Prepayment in accordance with this section will render this Amendment #23 null and void. (b) The remaining balance of [*] will be paid in installments, each via Wire Transfer and pursuant to the Payment Table (below) (the “Remaining Payments”).

The Initial Prepayment and the Remaining Payments will be made by wire transfer of immediately available U.S. funds, as follows:

Wire Transfer Instructions (subject to change by Global Crossing)

[*]

[*]

[*]

[*]

[*]

[*]

Payment Table
Payment Amount	Payment Due by
[*]	On or before [*]
[*]	The earlier of: within [*] of [*] or by [*]
[*]	Paid in [*] increments of [*] commencing [*] to be invoiced pursuant to the Agreement.

“Installation” for purposes of the Remaining Payment Table shall have the same meaning set out in paragraph 2.(5) below. Limelight shall have [*] to cure a material breach of the Remaining Payments provision following written notice by Global Crossing specifying such breach.

(3)	All [*] recurring charges for the Existing Wave Capacity will cease as of satisfaction of the [*], which shall be satisfied by the Initial Prepayment.

(4)	Term. Unless sooner terminated in accordance with the provisions herein, the term for the Existing Wave Capacity ring and each New Wave Capacity shall be:

(a)	For Existing Wave Capacity: the Term shall commence on [*] and continue for 48 months, at which time service shall continue [*] (each a “Renewal Term”), at which time each segment will be billed at the [*], as defined below, unless either party notifies the other in writing at least [*] prior to the end of the Term, or Renewal Term, as applicable of its intention to terminate.

1/30/09 (klm)	Page 2 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

(b)	For New Wave Capacity Ring 2: the Term shall commence [*] and will continue for 48 months. Upon expiration of the Term, the service shall continue [*] (each a “Renewal Term”), at which time each segment will be billed at the [*], as defined below, unless either party notifies the other in writing at least [*] prior to the end of the Term, or Renewal Term, as applicable of its intention to terminate.

(c)	For New Wave Capacity Ring 3 and New Wave Capacity Ring 4: the Term shall commence [*], and will continue for 48 months or until [*], whichever occurs first. Upon expiration of the Term, the service shall continue [*] (each a “Renewal Term”), at which time each segment will be billed at the [*], unless either party notifies the other in writing at least [*] prior to the end of the Term, or Renewal Term, as applicable of its intention to terminate.

(d)	Notwithstanding the foregoing, if the Installation turn up of any New Wave Capacity or Additional Wave ring is completed after the [*], then the Term for such ring will commence on the [*] of the [*].

(5)	Installation and Acceptance of New Wave Capacity Rings. Global Crossing will install all segments for each New Wave Capacity and/or Additional Wave (if applicable) Ring as follows:

(a)	Global Crossing shall install and provide Limelight written notice of installation of each New Wave Capacity Ring by the Ready for Service Date (“RFS Date”) below;

(b)	Upon notice of installation, Limelight shall have [*] to test each such New Wave Capacity Ring, and, upon successful completion of testing, shall provide Global Crossing written acceptance. “Installation” for purpose of this Amendment #23 shall occur on the earlier of (i) the [*], (ii) Limelight’s [*] of the New Wave Capacity or Additional Wave (if applicable), Ring, or (iii) [*] from Limelight identifying outstanding issues in respect to the New Wave Capacity or Additional Wave(if applicable) installation. During the test period, the parties agree to work together in good faith to resolve any outstanding issues or service failures. The parties agree and understand that, notwithstanding the provisions of Section 2(14) hereunder, any additional time required to implement measures taken to resolve outstanding issues as defined between the parties during the testing period shall not be deemed as a breach of Global Crossing’s Installation obligations hereunder, provided that any such issues are fully resolved within [*] of expiration of the testing period; and,

(c)	during the installation process for each New Wave Capacity and Additional Wave (if applicable) Ring, each segment will be turned up individually, tested and accepted, and made available for use by Limelight prior to completion of the entire Ring.

(6)	Orders. Limelight will submit Orders to Global Crossing for the New Wave Capacity rings as follows:

	Complete Order Due By	RFS Date

New Wave Capacity Ring 2	[*]	[*]

New Wave Capacity Ring 3	[*]	within [*] but no sooner than [*] from date of [*]

New Wave Capacity Ring 4	[*]	within [*] but no sooner than [*] from date of [*]

Orders submitted by Limelight in accordance with this Amendment shall be confirmed in writing (email shall suffice) by Global Crossing within [*].

(7)	[*]. Global Crossing will build each New Wave Capacity and Additional Wave (if applicable) ring on [*] routes where such technical solution is available in respect to the New Wave Capacity and Additional Wave (if applicable). This applies to [*] segments only and only on routes where [*] is currently deployed. Once all New Wave Capacity Rings have been installed, Global Crossing will migrate the [*] segments on the Existing Wave Capacity to [*] routes, or equivalent generation DWDM, by [*].

(8)	Network Diversity. Limelight and Global Crossing will work together in good faith on building route and termination diversity for the Prepaid Waves.

1/30/09 (klm)	Page 3 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

(9)	“[*].” During the applicable Term(s), set out in paragraph 2.(4) above, the [*], for purposes of the SLA provision below, is valued at [*] segment (the “[*]”). However, notwithstanding the foregoing, there shall be no [*] recurring charge for services set out herein during the applicable Term.

At the end of the applicable Term, and/or for any Renewal Term, the [*] Recurring Charge for each [*] segment shall be billed at the [*].

(10)	Service Level Agreements (SLAs) for the Prepaid Wave Capacity (and Additional Wave, if applicable) are as follows:

Circuit Availability	Unavailability Hours	Percentage Credit of [*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]

In the event of an outage of [*] or more on any one segment (excluding sub-sea circuits), Global Crossing will apply a credit of [*] of the [*]. The total [*] SLA credit on a particular segment shall not exceed [*] of the [*]. During the Term, any SLA credit provided hereunder will be converted into a general credit that may be used by Limelight toward any existing Global Crossing service.

(11)	New Drop Point. The Prepaid Wave Capacity can be broken out at another on-net drop point on an existing segment. The charges for such break-out will be (i) a non-recurring charge of [*], plus (ii) any actual documented expense Global Crossing incurs for the new drop point, not to exceed [*] for [*] sites only. Any charge hereunder shall be invoiced by Global Crossing and paid by Limelight pursuant to the payment terms set out in the Agreement.

(12)	Expansion. Limelight may request an additional ring (additional [*] on the [*] routes only), however such additional ring (i) will be subject to availability, (ii) will have a purchase price of [*], (iii) will have a 48month term, and (iv) must be ordered, and prepaid by [*], and installed within [*] of order date.

(13)	Global Crossing and Limelight will continue to work together in good faith to support preferred pricing models on a per-segment basis.

(14)	Material Breach:

(a)	For purposes of this Amendment #23, “Material Breach” includes but is not limited to either (i) Global Crossing’s [*] on or before the RFS Date as defined in Section 6 hereunder (“Type A Default”) or (ii) Global Crossing’s actions and/or omissions that [*] (other than any performance issues as defined on Section 10 “Service Level Agreements” hereunder) or [*] (other than as permitted pursuant to Section 5 of the Agreement) after the affected Ring or Rings have been fully activated (“Type B Default”).

(b)	In the event of a Material Breach by Global Crossing with respect to a particular Ring or Rings, and its failure to cure within [*] of written notice by Limelight, Limelight will have the right, at its option, to the following remedies (or combination thereof):

i)	in regard to a Type A Default: Any and all [*], and Limelight will receive a [*] which shall be equal to the amounts applicable to the affected Ring(s) defined in Attachment 2 hereunder,

ii)	in regard to a Type B Default: (A) Any and all [*], and Limelight will receive a [*] which shall be equal to [*] of the value of the allocated [*] of the affected Ring(s) as defined in Attachment 3 hereunder and multiplied by the number of [*] remaining from the date of occurrence of the Material Breach event until the end of the applicable Service Term. Remaining [*] on the applicable Term shall be calculated by taking into account the effective [*] of the affected Ring(s); and (B) Global Crossing will accelerate the conversion of the [*] defined on Amendment 22 to US[*], applicable from the date of the Material Breach event, and/or

1/30/09 (klm)	Page 4 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

iii)	in regard to any Material Breach (Type A and/or Type B): (A) Limelight may convert existing Services to [*] term, at the [*], terminable by Limelight upon [*] advance notice to Global Crossing, at which time Limelight will be relieved of any further obligations allocable or correlative to such terminated segment or Ring after the effective date of such termination, and (B) subject to Sections 22 and 7.2 of the Agreement, Limelight reserves, and may pursue, any and all remedies it may have in law or equity. If Limelight elects to utilize some or all of the [*] otherwise available to it under subsection (i) or (ii) above, then any damages to which Limelight may otherwise be entitled will be reduced by the amount of such credit utilized by Limelight.

(c)	Upon the occurrence of a Material Breach event and subject to the application of the remedies set forth in subsection (b)(iii)(A) of this Section 14, it is understood that Global Crossing shall no longer be liable for the activation of the specific Ring(s) (or any of its segments, even if already activated) over which the Material Breach event is claimed and thus, Limelight’s use of any Ring(s) segment which may have been previously activated shall discontinue from the effective date of the notice of termination issued by Limelight under that subsection. Notwithstanding the foregoing, circuit availability issues affecting the New Wave Capacity and/or a specific Ring shall be resolved pursuant to Section 10 “Service Level Agreements” hereunder. Furthermore, it is understood that Limelight will not be obligated to accept the delivery of the remaining Rings nor will Global Crossing be obligated to deliver the remaining Rings.

(d)	Subject to the provisions of Section 7.2 of the Agreement, Global Crossing’s entire liability for all claims of whatever nature arising out of the occurrence of any Material Breach event shall not exceed an amount equal to US[*]. Except as otherwise stated herein, and subject to Sections 22 and 7.2 of the Agreement, in the event of a material breach by Limelight, and its failure to cure within [*] from written notice by Global Crossing, then Global Crossing, may bring an action for any and all remedies available to it, at law and/or equity; without any prejudice to any and all remedies Global Crossing may have pursuant to the Agreement. Limelight’s entire liability for all claims of whatever nature arising out of the occurrence of any material breach event shall not exceed an amount equal to US[*], net of any payments made by Limelight to Global Crossing under this Amendment.

(e)	In addition to any and all remedies provided herein, the prevailing party in any action for breach, or to enforce the terms of this Amendment, shall be awarded reasonable costs and attorneys’ fees in enforcing such rights.

(15)	Additional Wave. Limelight may order [*] Wave under either Option A, Option B, or Option C below. Limelight must notify Global Crossing of its choice and location, as applicable, no later than [*] prior to the requested install date but in no event later than [*], however if Limelight does not notify Global Crossing of its choice by [*], Limelight waives its rights to the Additional Wave as set out in Options A, B and C below.

Option A:	Global Crossing will provide to Limelight [*] Wave ([*]) for a 48-month term (the “Additional Wave”), which term will start upon Limelight’s acceptance of the Additional Wave, but in no event later than [*]. There will be [*] for the Additional Wave during the 48-month term, however local access, if applicable, will be invoiced separately [*]. Upon expiration of the 48-month term, the Additional Wave will continue [*] (the “Renewal Term”), at which time it will be billed at the [*], as defined above, plus local access charges, if applicable, unless either party notifies the other in writing at least [*] prior to the end of the Term, or Renewal Term, as applicable, of its intention to terminate. For this Additional Wave, Global Crossing will provide a diverse physical route to support redundancy. Customer will provide all switching equipment required to support desired diversity and automated switching, or.

Option B:

Global Crossing will provide to Limelight [*] Wave in one of the locations from the list below for a 48-month term (the “Additional Wave”), which term will start upon Limelight’s acceptance of the Additional Wave, but in no event later than [*]. There will be [*] for the Additional Wave during the 48-month term, however Limelight will be liable for payment for local loops, if any, as follows: (i) if the Additional Wave is an incremental add to one of the routes noted in the table in Section 2.(1) above, then there will be [*]; (ii) if the Additional Wave is for a route other than listed in that table, then Global Crossing will invoice [*] and Limelight will be liable for any [*]. Upon expiration of the 48-month term, the Additional Wave will continue [*] (the “Renewal Term”), at which time it will be billed at the [*], as defined above, [*], if applicable, unless either party notifies

1/30/09 (klm)	Page 5 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

the other in writing at least [*] prior to the end of the Term, or Renewal Term, as applicable of its intention to terminate;

Option B Locations
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

Or

Option C: to reduce by [*] the next Remaining Payment due hereunder following such election.

3.	Customer’s IP Transit Service, identified as Exhibit C under the Agreement, will be revised to include the following terms and rates specific to ports in [*]:

•

During the [*] following the Effective Date of this Amendment #23, Limelight may purchase IP Transit Service from Global Crossing in [*] and [*], and other [*] cities as mutually agreed upon and subject to capacity availability. In addition, prior to the provision of such IP Transit Service, Limelight must execute a Local Country Addendum (“LCA”) for each [*] country where IP Transit Service is requested.

•

Unless noted on the applicable order form, all ports will be sold on a [*] basis, and structured as [*] (i.e. [*] will apply, except as noted below). All Usage will be billed on a [*] basis at a rate of [*] (USD) [*].

•	Limelight may submit orders for [*] or [*] port in both [*] and [*]. Additional capacity can be ordered subject to capacity availability.

•

Global Crossing will [*] only to Limelight. For avoidance of doubt, [*] regional peering routes [*]. Additionally, routes from a number of global peer networks shall be excluded, including but not limited to [*] and [*]. Global Crossing will provide Limelight with written notification of any changes to the aforementioned exclusions.

•

For [*], there is no port utilization requirement for the [*] port, except that if utilization falls below [*] for [*], Global Crossing shall have the right to re-claim the port upon written notice to Limelight. Subsequent ports may not be ordered unless there is at least [*] on all then-existing ports. Any subsequent port will have a [*] bandwidth commitment of [*].

4.	The Prepayment Term for the prepaid IP Transit Service, as set out in Amendment #22, will be extended for an additional [*]. Therefore, the first sentence of Section 2(1) in Amendment #22 shall be revised as follows: “Limelight will pay to Global Crossing a non-recurring charge in the amount of [*] (the “Prepayment”) as pre-payment for [*] of IP Transit usage to be billed at a rate of [*] (the “Prepaid Usage”) and to be consumed within the [*] as set out in item #4 below (the “Prepayment Term”) and using [*].”

5.	Nothing in this Amendment should be construed to alter the terms of the Agreement, except as specifically stated herein. The Agreement and any executed amendments or addenda thereto not modified by this Amendment #23 shall remain in full force and effect.

1/30/09 (klm)	Page 6 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

6.	Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Amendment. This Amendment may be executed in counterparts, each of which when executed and delivered will be deemed an original and all of such counterparts will constitute one and the same instrument. The Parties agree that signatures transmitted and received via facsimile or scanned and electronically delivered shall be treated for all purposes of this Amendment as original signatures and shall be deemed valid, binding and enforceable by and against both Parties. Global Crossings may consider this Amendment null and void if a Customer-executed version is not received by Global Crossing within [*] of the issue date stated on the first page of this Amendment.

7.	Due to the nature of this pre-paid Service for Wave Capacity to be provided herein, this Amendment #23 shall NOT be deemed an “Executory Contract”.

8.	This Amendment #23 is effective when executed by authorized representatives of both parties, with an effective date being the date signed by Global Crossing below (the “Effective Date”).

Global Crossing Telecommunications, Inc.		Limelight Networks, Inc.

By:	/s/ GREGORY L. SPRAETZ	By:	/s/ NATHAN RACIBORSKI
	Gregory L. Spraetz		Nathan Raciborski
	Senior Vice President		Chief Technology Officer and Co-Founder

Date:		Date:	1/30/09

AND

By:	/s/ PETER M. JUROE	By:	/s/ JEFF LUNSFORD
	Peter M. Juroe		Jeff Lunsford
	Vice President and Business Controller		CEO

Date:	1/30/09	Date:	1/30/09

1/30/09 (klm)	Page 7 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

ATTACHMENT 1

[*]	Address
[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]
[*]	Address

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

[*]	[*]

1/30/09 (klm)	Page 8 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

ATTACHMENT 2

Material Breach: Type A Default- Credit Allocation per Ring, should Global Crossing [*]

Ring as defined Section 2(1)	Delivery Due Date (No later than)	Allocation per Cash Payment			Total Credit for GC Material Breach [*]
		Payment #1	Payment #2	Payment #3
Existing Wave Capacity	[*]	[*]	[*]	[*]	[*]
New Wave Capacity Ring 2	[*]	[*]	[*]	[*]	[*]
New Wave Capacity Ring 3	[*]	[*]	[*]	[*]	[*]
New Wave Capacity Ring 4	[*]	[*]	[*]	[*]	[*]

1/30/09 (klm)	Page 9 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

EXECUTION COPY

ATTACHMENT 3

Material Breach: Type B Default-Credit Allocation per affected Ring, should Global Crossing [*] during service term

Ring as defined Section 2(1)	In Service Date (no later than)	PrePay allocation per [*] per Ring	[*] installment value per Ring
Existing Wave Capacity	[*]	[*]	[*]
New Wave Capacity Ring 2	[*]	[*]	[*]
New Wave Capacity Ring 3	[*]	[*]	[*]
New Wave Capacity Ring 4	[*]	[*]	[*]

1/30/09 (klm)	Page 10 of 10

*	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.